FIRST FEDERAL BANCSHARES, INC.
                              LETTER OF TRANSMITTAL
              To Accompany Certificates for Shares of Common Stock
                                       of
                         First Federal Bancshares, Inc.
                   Tendered Pursuant to the Offer to Purchase
                              Dated April 16, 2004

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., MOUNTAIN TIME, ON FRIDAY, MAY 21, 2004, UNLESS THE OFFER IS EXTENDED.

                TO: Computershare Trust Company, Inc., Depositary

                    By Hand, By Mail or By Overnight Courier:
                          350 Indiana Street, Suite 800
                             Golden, Colorado 80401

                                  By Facsimile:
                                 (303) 262-0606
                         For Eligible Institutions Only

                 Telephone Assistance: (303) 262-0600 ext. 4732

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

------------------------------------------------------------------------------------------------------------------------------------
(1) Description of shares tendered        (Please fill in.  Attach separate schedule if needed.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Total Number
                                                                                                   of Shares
                                                                                                 Represented
               Name(s) and Address of Registered Holder(s)                      Certificate           by         Number of Shares
(Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))        No.(s)*       Certificates*       Tendered**
----------------------------------------------------------------------------- ----------------- --------------- --------------------

                                                                              ----------------- --------------- --------------------

                                                                              ----------------- --------------- --------------------

                                                                              ----------------- --------------- --------------------

                                                                              ----------------- --------------- --------------------

                                                                              --------------------------------- --------------------
                                                                                  TOTAL SHARES
----------------------------------------------------------------------------- --------------------------------- --------------------

*    Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares represented by any certificates delivered to the depositary are being tendered. See Instruction 4.

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the number listed above will not constitute a valid delivery.

     READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer to the depositary's account at The Depository Trust Company pursuant to the procedures set forth in Section 3 of the accompanying Offer to Purchase (white booklet).

     Delivery of documents to First Federal Bancshares or to the book-entry transfer facility does not constitute a valid delivery.


[ ] Check this box if your certificate(s) has been lost, stolen, misplaced or mutilated. See Instruction 13.

------------------------------------------------------------------------------------------------------------------------------------
(2) This box for use by eligible institutions only

[ ]  Check here if tendered shares are being delivered by book-entry transfer to the depositary's account at the book-entry transfer facility and complete the following:

     Name of Tendering Institution:
                                                              -------------------------------------------------------

     Account No.                                              Transaction Code No.:
                 -------------------------------                                    ---------------------------------

[ ]  Check here if certificates for tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary and complete the following:

     Name(s) of registered owner(s):
                                                              -------------------------------------------------------

     Date of execution of Notice of Guaranteed Delivery:
                                                              -------------------------------------------------------

     Name of institution that guaranteed delivery:
                                                              -------------------------------------------------------

     Name of tendering institution:
                                                              -------------------------------------------------------

     Account No.                                              Transaction Code No.:
                --------------------------------                                    ---------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to First Federal Bancshares, Inc., a Delaware corporation, the above-described shares of its common stock, par value $0.01 per share, at a price per share hereinafter set forth, pursuant to First Federal Bancshares' offer to purchase up to 560,000 shares upon the terms and subject to the conditions set forth in the Offer to Purchase, dated April 16, 2004, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the "offer."

     Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to, or upon the order of, First Federal Bancshares all right, title and interest in and to all the shares that are being tendered hereby or orders the registration of the shares tendered by book-entry transfer that are purchased pursuant to the offer to or upon the order of First Federal Bancshares and irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (i) deliver certificates for the shares, or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of First Federal Bancshares upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares, (ii) present certificates for the shares for cancellation and transfer on the books of First Federal Bancshares and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and that, when and to the extent the same are accepted for payment by First Federal Bancshares, First Federal Bancshares will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or First Federal Bancshares to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has received a copy of the Offer to Purchase and Letter of Transmittal and agrees to all of the terms of the offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer, this tender is irrevocable.

     The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the shares complies with Rule 14e-4. First Federal Bancshares's acceptance for payment of shares tendered pursuant to the offer will constitute a binding agreement between the undersigned and First Federal Bancshares upon the terms and subject to the conditions of the offer.

     The undersigned understands that First Federal Bancshares will determine a single per share price, not greater than $34.00 nor less than $31.00 per share, net to the seller in cash, without interest thereon, that it will pay for shares validly tendered and not withdrawn pursuant to the offer taking into account the number of shares so tendered and the prices specified by tendering stockholders. The undersigned understands that First Federal Bancshares will select the lowest purchase price that will enable it to purchase 560,000 shares, or a lesser number of shares as are validly tendered and not withdrawn at prices not greater than $34.00 nor less than $31.00 per share, pursuant to the offer. The undersigned understands that all shares properly tendered and not withdrawn at prices at or below the purchase price will be purchased at the purchase price, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the offer, including its odd lot, proration and conditional tender provisions, and that First Federal Bancshares will return all other shares, including shares tendered and not withdrawn at prices greater than the purchase price, shares not purchased because of proration and shares that were conditionally tendered and not accepted. The undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute an agreement between the undersigned and First Federal Bancshares upon the terms and subject to the conditions of the offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, First Federal Bancshares may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment fewer than all of the shares tendered hereby.

     Unless otherwise indicated under "Special payment instructions," please issue the check for the purchase price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility. Similarly, unless otherwise indicated under "Special delivery instructions," please mail the check for the purchase price of any shares purchased and/or any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special payment instructions" and "Special delivery instructions" are completed, please issue the check for the purchase price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that First Federal Bancshares has no obligation, pursuant to the "Special payment instructions," to transfer any shares from the name of the registered holder(s) thereof if First Federal Bancshares does not accept for payment any of the shares so tendered.

------------------------------------------------------------------------------------------------------------------------------------
(3)  Price (in dollars) per share at which shares are being tendered (see Instruction 5)

                                                          CHECK ONLY ONE BOX
                    If more than one box is checked, or if no box is checked, there is no valid tender of shares.

                                    Option 1: Shares Tendered At Price Determined By Dutch Auction

[ ]  I want to maximize the chance of having First Federal Bancshares purchase all of the shares I am tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price selection boxes below, I hereby tender my shares at the purchase price resulting from the Dutch auction tender process. I acknowledge that this action will result in me receiving a price per share that could be as low as $31.00 or as high as $34.00 and could contribute to lowering the purchase price ultimately selected by First Federal Bancshares.

                                                                  OR

                                      Option 2: Shares Tendered At Price Selected By Stockholder

By checking one of the boxes below instead of the box above, I hereby tender shares at the price checked. I acknowledge that this action could result in none of the shares being purchased if the purchase price for shares is less than the price checked.
(Stockholders who wish to tender shares at more than one price must complete a separate letter for each price at which shares are tendered.)

   [ ] $31.00       [ ] $31.50        [ ] $32.00       [ ] $32.50        [ ] $33.00        [ ] $33.50       [ ] $34.00

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(4)  Odd lots (see Instruction 9)

This section is to be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on April 16, 2004, and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares.

The undersigned either (check one box):

[ ]  was the beneficial owner(s), as of the close of business on April 16, 2004, of an aggregate of fewer than 100 shares, all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering, for the beneficial owner(s)
     thereof, shares with respect to which it is the record owner, and (b) believes, based upon representations made to it by each beneficial owner(s), that each person was the beneficial owner, as of the close of business on April 16, 2004, of an aggregate of fewer than 100 shares, and is tendering all of those shares.

                                             ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
(5)  Conditional tender
     (See Section 6 in the Offer to Purchase)

You may condition the tender of your shares upon the purchase by First Federal Bancshares of a specified minimum number of the shares you tendered. Unless at least the minimum number of shares tendered by you is purchased by First Federal Bancshares, none of the shares tendered hereby will be purchased. You are urged to consult your tax advisor. Unless this box has been completed by specifying a minimum number of shares, the tender will be deemed unconditional.

[ ]  Check here and complete the following if your tender is conditional on First Federal Bancshares purchasing all or a minimum number of your tendered shares.

Minimum number of shares that must be purchased, if any are purchased:                                     shares
                                                                       ----------------------------------

If, because of proration, the minimum number of shares designated will not be purchased, First Federal Bancshares may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your shares.

[ ]  Check here if you are tendering all of the shares you own.

------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------
(6) Special payment instructions
-------------------------------------------------------------------


Complete ONLY if the check for the purchase price of the shares purchased and/or certificates for shares not tendered or not purchased are to be issued in a name that differs from the name on the surrendered certificate(s).

Issue [ ] check and/or [ ] certificates to:



Name:      ____________________________________________
                           (Please print)

Address:   ____________________________________________

_______________________________________________________
City              State              Zip Code


_______________________________________________________
Taxpayer Identification or Social Security No.

(Please also complete Substitute Form W-9 and see instructions regarding signature guarantee. See Instructions 1,8 and 10.)
-------------------------------------------------------------------

-------------------------------------------------------------------
(7) Special delivery instructions
-------------------------------------------------------------------


   Complete ONLY if the check for the purchase price of the shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail [ ] check and/or [ ] certificates to:

   Name:       _________________________________________________
                        (Please print)

   Address:    _________________________________________________

   _____________________________________________________________
   City              State              Zip Code





   (Please see instructions regarding signature guarantee. See
   Instruction 8.)
-------------------------------------------------------------------


                   YOU MUST SIGN IN THE BOX BELOW
-------------------------------------------------------------------
   (8) Signature(s)

-------------------------------------------------------------------

Must be signed by the registered holder(s) EXACTLY as name(s) appear(s) on stock certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer for a corporation acting in a fiduciary or representative capacity, or other person, please set forth full title. See Instructions 1 and 6.



___________________________________________________________________
                          Registered Holder

___________________________________________________________________
                          Registered Holder

___________________________________________________________________
                            Title, if any


Date:                           Phone No.:
     ---------------------                -------------------------


-------------------------------------------------------------------

-------------------------------------------------------------------
(9) Signature guarantee (if required)
                      See Instruction 1.
-------------------------------------------------------------------

Unless the shares are tendered by the registered holder(s) of the common stock, or for the account of a member of a "Signature Guarantee Program" ("STAMP"), Stock Exchange Medallion Program ("SEMP") or New York Stock Exchange Medallion Signature Program ("MSP") (an "Eligible Institution"), the signature(s) in box 8 must be guaranteed by an Eligible Institution.

___________________________________________________________________
                     Authorized Signature

___________________________________________________________________
                         Name of Firm

___________________________________________________________________
                Address of Firm - Please Print


Date:
     ---------------------


-------------------------------------------------------------------


Please complete Substitute W-9 included on page 8 of this Letter of Transmittal

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an eligible institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved signature guarantee medallion program. Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the shares, which term, for purposes of this document, shall include any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered herewith and such holder(s) have not completed the box entitled "Special payment instructions" or the box entitled "Special delivery instructions" on this Letter of Transmittal or (ii) if the shares are tendered for the account of an eligible institution. See Instruction 6.

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal or, in the case of a book-entry transfer, an agent's message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered shares, or a confirmation of a book-entry transfer into the depositary's account at the book-entry transfer facility of all shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal, or a manually signed copy thereof, and any other documents required by this Letter of Transmittal, must be received by the depositary at the address set forth on the front page of this Letter of Transmittal on or prior to the expiration date, as defined in the Offer to Purchase. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of the book-entry confirmation, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that First Federal Bancshares may enforce the agreement against the participant.

     The method of delivery of this Letter of Transmittal, share certificates and all other required documents is at the option and risk of the tendering stockholder, and delivery will be deemed made only when actually received by the depositary. If certificates for shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended.

     Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal, or a facsimile thereof, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule attached to this Letter of Transmittal.

     4. Partial Tenders; Not Applicable to Stockholders Who Tender by Book-Entry Transfer. If fewer than all the shares represented by any certificate delivered to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special payment instructions" or "Special delivery instructions" boxes on this Letter of Transmittal, promptly following the expiration or termination of the offer. All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

     5. Indication of Price at Which Shares are Being Tendered. For shares to be validly tendered, the stockholder must check the box indicating (i) the price per share at which he or she is tendering shares under "Price (in dollars) per share at which shares are being tendered" in this Letter of Transmittal, or (ii) that the person is tendering shares at the purchase price determined by the Dutch auction tender process. Only one box may be checked. If more than one box is checked or if no box is checked, there is no valid tender of shares. A stockholder wishing to tender portions of his or her share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each portion of his or her shares. The same shares cannot be tendered, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.

     6. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the shares hereby are held of record by two or more persons, all persons must sign this Letter of Transmittal.

     If any of the shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares tendered hereby, certificates evidencing the shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the shares. Signature(s) on any certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to First Federal Bancshares of the authority of the person so to act must be submitted.

     7. Stock Transfer Taxes. First Federal Bancshares will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the offer. If, however, payment of the purchase price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 7, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

     8. Special Payment and Delivery Instructions. If the check for the purchase price of any shares purchased is to be issued in the name of, and/or any shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of shares tendered," then the boxes captioned "Special payment instructions" and/or "Special delivery instructions" on this Letter of Transmittal should be completed. Stockholders tendering shares by book-entry transfer will have any shares not accepted for payment returned by crediting the account maintained by the stockholder at the book-entry transfer facility from which the transfer was made.

     9. Odd Lots. As described in the Offer to Purchase, if fewer than all shares validly tendered at or below the purchase price and not withdrawn on or prior to the expiration date are to be purchased, the shares purchased first will consist of all shares tendered by any stockholder who owned beneficially as of the close of business on April 16, 2004, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares and who validly and unconditionally tendered all the shares at or below the purchase price, including by not designating a purchase price as described above. Partial or conditional tenders of shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd lots" in this Letter of Transmittal is completed.

     10. Substitute Form W-9 and Form W-8. The tendering stockholder is required to provide the depositary with either a correct taxpayer identification number on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 28% federal income tax backup withholding on the payment of the purchase price. If the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future such stockholder should write "applied for" in the space provided for the taxpayer identification number in Part I of the Substitute Form W-9. If the depositary is not provided with a taxpayer identification number by the time of payment, the depositary will withhold 28% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the depositary.

     11. Requests for Assistance or Additional Copies. Any questions or requests for assistance may be directed to the information agent at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the information agent and copies will be furnished promptly at First Federal Bancshares's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the offer.

     12. Irregularities. All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of shares will be determined by First Federal Bancshares, in its sole discretion, and its determination shall be final and binding. First Federal Bancshares reserves the absolute right to reject any or all tenders of shares that it determines are not in proper form or the acceptance for payment of or payment for shares that may, in the opinion of First Federal Bancshares' counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, First Federal Bancshares also reserves the absolute right to waive any of the conditions to the offer or any defect or irregularity in any tender of shares and First Federal Bancshares' interpretation of the terms and conditions of the offer, including these instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as First Federal Bancshares shall determine. None of First Federal Bancshares, the dealer/manager, the information agent, the depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     13. Lost Certificate(s). If the certificate(s) that a registered holder (or transferee) wants to surrender has been lost or destroyed, that fact should be indicated on the cover of this Letter of Transmittal which should then be delivered to the depositary after being otherwise properly completed and duly executed. In such event, the depositary will forward additional documentation necessary to be completed in order to effectively replace such lost or destroyed certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. Please allow sufficient time to complete these procedures.

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered shares are accepted for payment is required to provide the depositary, as payer, with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to shares purchased pursuant to the offer may be subject to backup withholding.

     Certain stockholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (green form) for additional instructions.

     If federal income tax backup withholding applies, the depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained upon filing of an income tax return.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a stockholder with respect to shares purchased pursuant to the offer, the stockholder is required to notify the depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (i) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 28%, or lower treaty rate, withholding on gross payments received pursuant to the offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the depositary the social security number or employer identification number of the registered owner of the shares. If the shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (green form) for additional guidance on which number to report.

              PAYER: Computershare Trust Company, Inc. (on behalf of First Federal Bancshares, Inc.)
------------------------ ----------------------------------------------------------------------------------------------------------
Part I                   Taxpayer Identification Number (TIN)
------------------------ ----------------------------------------------------------------------------------------------------------
Enter your TIN in the appropriate box. For individuals, this is your social security number (SSN).   Social Security Number
However, for a resident alien, sole proprietor, or disregarded entity, see Taxpayer Identification            -        -
Number on Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.     ------------------------------
For other entities, it is your employer identification number (EIN). If you do not have a number, see How To Obtain a TIN on Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9.

Note: If the account is in more than one name, see the chart on Guidelines for Certification of
Taxpayer Identification Number on Substitute Form W-9.

                                                                                                                  Or
                                                                                                     ------------------------------

                                                                                                     Employer identification number
                                                                                                          -
------------------------ ----------------------------------------------------------------------------------------------------------
Part II                  Certification
------------------------ ----------------------------------------------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3. I am a U.S. person (including a U.S. resident alien).


Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.


------------------------ ----------------------------------------------------------------------------------------------------------
Sign                     Signature of
Here                     U.S. Person   _________________________________________                Date ____________________________
------------------------ ----------------------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.